Credit Risk Manager Report
August 2005
SASCO 2005-RMS1


Copyright 2005 The Murrayhill Company. All Rights Reserved.

The information contained in this Report is based upon a specific point in time and reflects performance solely through that point in time. It does not forecast the performance of the portfolio in the future. The information in this Report is not investment advice concerning a particular portfolio or security, and no mention of a particular security in this Report constitutes a recommendation to buy, sell, or hold that or any other security. The Report is based upon information provided to The Murrayhill Company by third parties and therefore The Murrayhill Company cannot, and does not, warrant that the information contained in this Report is accurate or complete.

Table of Contents

Executive Summary
Section One

Prepayment Premium Analysis
Section Two

Analytics
Section Three



Copyright 2005 The Murrayhill Company. All Rights Reserved.

Section One

Executive Summary


Copyright 2005 The Murrayhill Company. All Rights Reserved.

SASCO 2005-RMS1
Executive Summary August 2005

Transaction Summary

Closing Date:                                 03/30/2005
Depositor:                  Structured Asset Securities Corporation
Trustee(s):                                 U. S. Bank
Master Servicer:         Aurora Loan Services Master Servicing
Servicer(s): Chase Home Finance, Wells Fargo / ASC, Wells Fargo Bank, N.A.
Delinquency Reporting Method:                    OTS1


Collateral Summary
                                Closing Date                 7/31/2005

      7/31/2005 as a Percentage of Closing Date
Collateral Balance                $414,530,994                $385,309,984

                         92.95%
Loan Count                           2,854                  2,689
                        94.22%






1 OTS Method: A current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month. Similarly for 60 days delinquent and the second immediately succeeding month and 90 days delinquent and the third immediately succeeding month.
2 These figures are based upon information provided to Murrayhill by the servicers on a monthly basis.


Copyright 2005 The Murrayhill Company. All Rights Reserved.

Collateral Statistics

                                Loan Count Summed Balance
Repurchases*                         0           $0
First Payment Defaults               2        $104,000
Early Payment Defaults**            8       $1,133,224

*Refers to loans repurchased in the current month
**A default that occurs on the second or third scheduled payment


Second Lien Statistics
                                        Loan Count Summed Balance
Total Outstanding Second Liens                381     $14,900,734
30 Days Delinquent                              6      $194,753
60 Days Delinquent                              1      $77,678
90+ Days Delinquent                             5      $163,179

Hurricane Katrina: Deal Exposure

We have identified 70 loans with a total balance of $7,198,035 in this security that may be affected by Hurricane Katrina. The loans were identified through FEMA Designated counties (Zip Codes). We will place the current delinquent loans that are located in the affected areas on our Watchlist for further monitoring in the upcoming months. Also, because the maximum amount of FEMA flood insurance that is allowed for residential properties is $250,000, we will be adding those loans with property values that exceed that amount to the
Watchlist.   We will continue to monitor these loans for delinquency status and losses that may arise from the damages in the upcoming months and to ensure that the each loss is mitigated to the servicers best ability, including ensuring that proper insurance claims are filed.



Prepayments

Remittance Date         Beginning Collateral Balance Total Prepayments
                                                            Percentage of
Prepayment

 8/25/2005                $385,401,720                $8,754,181
2.27
 7/25/2005                $396,288,275                $10,580,772
2.67
 6/25/2005                $400,633,452                $4,033,701
1.01


Prepayment Premium Analysis

In the 8/25/2005 remittance 33 loans with active prepayment flags were paid off. The servicer remitted premiums for all of the loans totaling $209,298. Loan numbers 6243162 and 6243162 were paid off with active prepayment flags, but prepayment premiums were not remitted because of a Minnesota state statute that states prepayment premiums cannot be collected on the sale of a home.
 2005 The Murrayhill Company. All Rights Reserved.

Section Two
Prepayment Premium Analysis
 2005 The Murrayhill Company. All Rights Reserved.

Reconciliation of Prepayment Premiums for SASCO 2005-RMS1
Mortgage Data Through: July 31, 2005

Section 1: Prepayment premiums remitted to the P Class by the trustee. This information is taken from the Statement to Certificateholders prepared by the trustee.
                          Trustee Remittance Date
Class     25-August-05  25-July-05  25-June-05    25-May-05         25-Apr-05
P Class     $209,298    $289,722    $100,041      $133,464          $116,742

Section 2: Prepayment premiums collected by the servicer and remitted to the trustee. This information is reported to Murrayhill by the servicer each month.

                                   Trustee Remittance Date
Servicer  25-August-05  25-July-05  25-June-05   25-May-05         25-Apr-05
TOTAL    $209,298    $289,722    $100,041        $133,464          $116,742


Section 3: Reconciliation of the amounts remitted to the P Classholders by the trustee, and the amount remitted by the servicer to the trustee.

Amount remitted to the P Class:         $209,298
Amount remitted by servicer:            $209,298
Difference:                                $0



Copyright 2005 The Murrayhill Company. All Rights Reserved.

Aggregate Paid-Off Loans Report for SASCO 2005-RMS1
Mortgage Data Through: July 31, 2005


                                                Trustee Remittance Date

                                25-August-05 25-July-05  25-June-05   25-May-05

Loans with Active Prepayment
Flags with Premiums Remitted(A)    31        47      17                26

Loans without Prepayment
Flags with Premiums Remitted       0                 0             0          0


Total Loans with
Premiums Remitted (B)            31          47      17              26

Loans with
Active Prepayment Flags (C)        33          47     17       26

Loans without Prepayment
Flags with Premiums Remitted        0  0                0   0

Subtotal (D)                         33  47         17        26

Premiums Remitted for loans
with Active Prepayment Flags (A/C) 93.94%  100.00%  100.00%        100.00%

Total Loans with Premiums
Remitted to the Subtotal (B/D)    93.94% 100.00%   100.00%    100.00%

Total Paid-Off Loans (E)          54    67       29               31

Total Loans with Premiums Remitted
 to the Total Paid-Off Loans          57.41% 70.15%     58.62%     83.87%


Copyright  2005 The Murrayhill Company. All Rights Reserved.

Paid-Off Loans Exception Report for SASCO 2005-RMS1
Mortgage Data Through: July 31, 2005


                                                                 Total
Total Paid-Off Loans with Flags                                    33

Less Exceptions:

Loans with Expired Prepayment Clauses (as stated in the Note)*     0

Loans that Contained a Clause Allowing Prepayment Premiums
to be Waived at the Time ofLiquidation*                            0

Loans that were Liquidated from REO Status*                        0

Loans with Discrepancies between the Data File and the Note*       0

Defaulted Liquidated Loans that Could Not Have Collected
Premiums because of the Acceleration of the Debt*                  0

Loans that were Liquidated Through Loss Mitigation Efforts*        0

Total Paid-Off Loans with Active Prepayment Flags (C)             33

Other Exceptions:
Paid-Off Loans that Did Not have Premiums
Collected because of State Statutes
                                                                   2

Paid-Off Loans with Active Prepayment
Flags that Have Not Remitted Premiums
                                                                   0
* These categories are mutually exclusive.


Copyright 2005 The Murrayhill Company. All Rights Reserved.


Paid-Off Loans With Prepayment Flags for SASCO 2005-RMS1
Mortgage Data Through: July 31, 2005

Loan
Number
6243162
6243165
6241841
6240510
6240524
6240526
6240873
6240900
6241395
6241230
6241756
6241085
6242163
6242587
6241683
6241727
6242005
6242260
6242330
6241980
6242312
6242438
6242228
6242958
6242959
6243027
6242998
6243041
6241681
6242497
6240532
String
Delinquency Origination
Date
CCCC0
CCCC0
CCCC0
CCCC0
CCCC0
CCCC0
CCCC0
CCCC0
CCCC0
CCCC0
CCCC0
CCCC0
CCCC0
CCCC0
CCCC0
CCCC0
CCCC0
CCCC0
CCCC0
CCCC0
CCCC0
CCCC0
CCCC0
CCCC0
CCCC0
CCCC0
CCCC0
CCCC0
CCCC0
CCCC0
CCCC0
Origination Date
12/2/2004
12/2/2004
10/14/2004
6/22/2004
7/19/2004
8/17/2004
9/1/2004
9/27/2004
9/30/2004
10/5/2004
10/6/2004
10/7/2004
10/12/2004
10/13/2004
10/20/2004
10/21/2004
10/21/2004
10/22/2004
10/22/2004
10/25/2004
10/25/2004
10/28/2004
10/29/2004
11/24/2004
11/24/2004
12/2/2004
12/9/2004
12/10/2004
10/8/2004
10/26/2004
10/29/2004

% of Premium
to Payoff Comments PPP Flag Exp. Date PPP
Remitted
Payoff
Balance
PPP
Remitted,
No Flag
No PPP
Remitted,
w/ Flag
6243162
6243165
Balance
0%
0%
PPP not remitted because of MN state statute
PPP not remitted because of MN state statute
$0
$0
$9,530
$2,853
$148,000
$36,908
$158,841
$99,743
12/2/2006
12/2/2006
10/14/2005
6/22/2006
6%
3%
6%
6%
$5,098
$5,473
$2,375
$8,355
$84,962
$91,219
$52,554
$139,250
7/19/2006
8/17/2006
9/1/2006
9/27/2006
5%
6%
1%
3%
$1,430
$7,508
$13,037
$5,956
$143,003
$247,550
$217,486
$99,266
9/30/2006
10/5/2006
10/6/2006
10/7/2006
6%
6%
6%
6%
$14,202
$8,423
$7,449
$2,584
$236,699
$140,377
$124,146
$129,214
10/12/2006
10/13/2006
10/20/2006
10/21/2006
6%
2%
6%
1%
$6,431
$1,970
$8,111
$5,221
$107,185
$196,969
$268,584
$261,047
10/21/2006
10/22/2006
10/22/2006
10/25/2006
3%
2%
1%
6%
$3,076
$4,254
$1,337
$13,212
$307,647
$70,906
$133,731
$293,600
10/25/2006
10/28/2006
10/29/2006
11/24/2006
1%
5%
4%
4%
$3,294
$9,190
$17,640
$2,713
$73,211
$204,343
$392,000
$60,290
11/24/2006
12/2/2006
12/9/2006
12/10/2006
5%
4%
6%
2%
$8,656
$5,546
$9,784
$144,271
$243,234
$163,061
10/8/2007
10/26/2007
10/29/2007
2
212222
2
22222222222222
2
22
2
22
3
33
6%
 2005 The Murrayhill Company. All Rights Reserved.
Paid-Off Loans With Prepayment Flags for SASCO 2005-RMS1
PPP Flag Exp. Date String
Loan
Number
Delinquency Origination
Date
12/6/2007
12/13/2007
12/6/2004
12/13/2004
CCCC0
CCCC0
3
3
6243232
6242679
Mortgage Data Through: July 31, 2005
% of Premium
to Payoff PPP
Remitted
Payoff
Balance Balance
4%
2%
$8,939
$5,652
$198,993
$282,820
 2005 The Murrayhill Company. All Rights Reserved.
Comments
PPP
Remitted,
No Flag
No PPP
Remitted,
w/ Flag


Copyright 2005 The Murrayhill Company. All Rights Reserved.
Section Three
Analytics

SASCO 2005-RMS1 FICO Distribution by Status
Mortgage Data Through: July 31, 2005
FICO        Delinquency        Percentage
500        Current        0.002
500        Paid Off        0.005
510        Current        0.002
510        Paid Off        0.009
520        Current        0.002
520        Paid Off        0.005
530        Current        0.022
530        Delinquent        0.027
530        Paid Off        0.023
540        Current        0.022
540        Delinquent        0.053
540        Paid Off        0.027
550        Current        0.03
550        Delinquent        0.093
550        Paid Off        0.023
560        Current        0.032
560        Delinquent        0.04
560        Paid Off        0.032
570        Current        0.034
570        Delinquent        0.013
570        Paid Off        0.055
580        Current        0.041
580        Delinquent        0.04
580        Paid Off        0.064
590        Current        0.048
590        Delinquent        0.067
590        Paid Off        0.045
600        Current        0.059
600        Delinquent        0.093
600        Paid Off        0.064
610        Current        0.087
610        Delinquent        0.147
610        Paid Off        0.082
620        Current        0.085
620        Delinquent        0.013
620        Paid Off        0.073
630        Current        0.075
630        Delinquent        0.093
630        Paid Off        0.086
640        Current        0.066
640        Delinquent        0.067
640        Paid Off        0.05
650        Current        0.066
650        Delinquent        0.107
650        Paid Off        0.064
660        Current        0.057
660        Paid Off        0.045
670        Current        0.048
670        Delinquent        0.04
670        Paid Off        0.05
680        Current        0.041
680        Delinquent        0.027
680        Paid Off        0.041
690        Current        0.033
690        Delinquent        0.013
690        Paid Off        0.059
700        Current        0.028
700        Paid Off        0.014
710        Current        0.029
710        Paid Off        0.014
720        Current        0.023
720        Paid Off        0.014
730        Current        0.017
730        Paid Off        0.005
740        Current        0.012
740        Delinquent        0.013
740        Paid Off        0.032
750        Current        0.012
750        Delinquent        0.013
760        Current        0.009
760        Delinquent        0.013
760        Paid Off        0.014
770        Current        0.005
770        Delinquent        0.027
770        Paid Off        0.009
780        Current        0.006
790        Current        0.004
800        Current        0.002
810        Current        0

Status        # of Loans        Average        Std. Deviation
Current        2,559        633        56.239
Delinquent        75        616        55.647
Paid Off        220        627        55.343
Total:        2,854

Copyright 2005, The Murrayhill Company. All rights reserved.

SASCO 2005-RMS1 Loan-to-Value Distribution by Status
Mortgage Data Through: July 31, 2005
LTV        Delinquency        Percentage
0.1        Current        0.003
0.2        Current        0.141
0.2        Paid Off        0.132
0.2        Delinquent        0.16
0.3        Current        0.003
0.4        Paid Off        0.014
0.4        Current        0.007
0.5        Delinquent        0.013
0.5        Current        0.014
0.5        Paid Off        0.023
0.6        Current        0.027
0.6        Paid Off        0.05
0.6        Delinquent        0.013
0.7        Paid Off        0.155
0.7        Current        0.066
0.7        Delinquent        0.107
0.8        Paid Off        0.282
0.8        Delinquent        0.347
0.8        Current        0.315
0.9        Paid Off        0.286
0.9        Delinquent        0.24
0.9        Current        0.281
1        Delinquent        0.12
1        Current        0.143
1        Paid Off        0.059

Status        # of Loans        Average        Std. Deviation
Current        2,559        0.057        0.138
Delinquent        75        0.064        0.147
Paid Off        220        0.051        0.132
Total:        2,854

Copyright 2005, The Murrayhill Company. All rights reserved.

SASCO 2005-RMS1 Balance Distribution by Status
Mortgage Data Through: July 31, 2005
Balance        Delinquency        Percentage
10000        Current        0.002
10000        Delinquent        0.013
20000        Current        0.033
20000        Delinquent        0.04
30000        Current        0.044
30000        Delinquent        0.04
40000        Current        0.035
40000        Delinquent        0.04
50000        Current        0.044
50000        Delinquent        0.133
60000        Current        0.045
60000        Delinquent        0.053
70000        Current        0.05
70000        Delinquent        0.027
80000        Current        0.049
80000        Delinquent        0.08
90000        Current        0.049
90000        Delinquent        0.08
100000        Current        0.054
100000        Delinquent        0.067
110000        Current        0.059
110000        Delinquent        0.053
120000        Current        0.044
120000        Delinquent        0.027
130000        Current        0.047
130000        Delinquent        0.027
140000        Current        0.045
140000        Delinquent        0.027
150000        Current        0.036
150000        Delinquent        0.04
160000        Current        0.037
170000        Current        0.034
170000        Delinquent        0.027
180000        Current        0.028
180000        Delinquent        0.027
190000        Current        0.025
190000        Delinquent        0.027
200000        Current        0.023
210000        Current        0.026
210000        Delinquent        0.027
220000        Current        0.024
230000        Current        0.017
230000        Delinquent        0.027
240000        Current        0.013
250000        Current        0.012
250000        Delinquent        0.04
260000        Current        0.014
270000        Current        0.012
280000        Current        0.01
290000        Current        0.013
300000        Current        0.009
300000        Delinquent        0.027
310000        Current        0.005
320000        Current        0.007
330000        Current        0.004
340000        Current        0.005
350000        Current        0.005
350000        Delinquent        0.027
360000        Current        0.005
370000        Current        0.003
380000        Current        0.005
390000        Current        0.005
390000        Delinquent        0.013
400000        Current        0.005
400000        Delinquent        0.013
410000        Current        0.002
420000        Current        0.002
430000        Current        0.004
440000        Current        0.002
450000        Current        0.002
460000        Current        0
470000        Current        0
480000        Current        0
490000        Current        0.002
500000        Current        0.001
530000        Current        0
550000        Current        0
560000        Current        0
590000        Current        0
650000        Current        0
690000        Current        0

Status        # of Loans        Average        Std. Deviation
Current        2,559        143,579.17        94,393.86
Delinquent        75        122,407.88        90,714.47
Total:        2,634


Copyright 2005, The Murrayhill Company. All rights reserved.
SASCO 2005-RMS1 Mortgage Type Distribution by Status
Mortgage Data Through: July 31, 2005
Mortgage Type        Delinquency        Percentage
Investment Home        Current        0.027
Investment Home        Delinquent        0.04
Investment Home        Paid Off        0.032
Primary Home        Current        0.973
Primary Home        Delinquent        0.96
Primary Home        Paid Off        0.964
Second Home        Paid Off        0.005

Mortgage Type        Loan Count        Total Balance        Avg. Balance
Std. Deviation
ARM        2,152        325,011,725.65        151,027.75        98,188.61
Fixed        702        51,587,962.88        73,487.13        72,297.86
Total:        2,854        376,599,688.53


Copyright 2005, The Murrayhill Company. All rights reserved.

SASCO 2005-RMS1 Mortgage Term Distribution by Status
Mortgage Data Through: July 31, 2005
Mortgage Term        Delinquency        Percentage
120        Current        0.001
180        Current        0.072
180        Delinquent        0.093
180        Paid Off        0.05
240        Paid Off        0.023
240        Delinquent        0.013
240        Current        0.037
300        Current        0.001
360        Current        0.889
360        Delinquent        0.893
360        Paid Off        0.927

# of Loans        Other        120        180        240        300        360
2,854        0        2        203        101        2        2,546

Copyright 2005, The Murrayhill Company. All rights reserved.

SASCO 2005-RMS1 Mortgage Purpose Distribution
Mortgage Data Through: July 31, 2005


Origination Statistics        Current Loans


Purpose        Number        Percentage        Purpose        Number
Percentage
Cash-out refinance         1,395        48.9%        Cash-out refinance
1,244        48.6%
Purchase        1,302        45.6%        Purchase        1,175        45.9%

Rate/term refinance         157        5.5%        Rate/term refinance
140        5.5%
Home Improvement         0        0.0%        Home Improvement         0
0.0%
Other        0        0.0%        Other        0        0.0%

Total        2,854        100%        Total        2,559        100%


Delinquent Loans        Paid Off Loans


Purpose        Number        Percentage        Purpose        Number
Percentage

Cash-out refinance         33        44.0%        Cash-out refinance         118
       53.6%
Purchase        39        52.0%        Purchase        88        40.0%

Rate/term refinance         3        4.0%        Rate/term refinance         14
      6.4%
Home Improvement         0        0.0%        Home Improvement         0
0.0%
Other        0        0.0%        Other        0        0.0%

Total        75        100%        Total        220        100%


Copyright 2005, The Murrayhill Company. All rights reserved.
SASCO 2005-RMS1 Ownership Distribution by Status
Mortgage Data Through: July 31, 2005
Ownership Type        Delinquency        Percentage
Investment Home        Current        0.027
Investment Home        Delinquent        0.04
Investment Home        Paid Off        0.032
Primary Home        Current        0.973
Primary Home        Delinquent        0.96
Primary Home        Paid Off        0.964
Second Home        Paid Off        0.005

Title        # of Loans
Investment Home        78
Primary Home        2,775
Second Home        1
Total:        2,854

Copyright 2005, The Murrayhill Company. All rights reserved.

SASCO 2005-RMS1 Delinquent Count Over Time
Mortgage Data Through: July 31, 2005
AsOfDate	30 Days	60 Days	90 Days	Foreclosure	REO
3/31/2005	18	1	0	1	0
4/30/2005	29	6	1	1	0
5/31/2005	36	12	3	3	0
6/30/2005	28	16	4	13	0
7/31/2005	39	8	6	21	1

Copyright 2005, The Murrayhill Company. All rights reserved.


SASCO 2005-RMS1 Delinquent Balance Over Time
Mortgage Data Through: July 31, 2005
AsOfDate        30 Days        60 Days        90 Days        Foreclosure
REO
3/31/2005        1629352        415000        0        246785        0
4/30/2005        3953907.71        459929        403363        246785        0
5/31/2005        3725642.49        1166417.13        507363        513309
0
6/30/2005        3350290.7        1187975.48        108310.11        2254725.16
      0
7/31/2005        5483140.33        762006.87        263941.39        2420008.74
      251494

Copyright 2005, The Murrayhill Company. All rights reserved.

SASCO 2005-RMS1 Conditional Prepayment Rates
Mortgage Data Through: July 31, 2005
Date        Distribution Date        CPR        3-Month MA        6-Month MA
   12-Month MA
7/31/2005        8/25/2005        24.18%        21.46%
6/30/2005        7/25/2005        27.82%        18.98%
5/31/2005        6/25/2005        11.47%
4/30/2005        5/25/2005        16.79%

Copyright 2005, The Murrayhill Company. All rights reserved.
SASCO 2005-RMS1 Historical SDA Performance
Mortgage Data Through: July 31, 2005
Weighted        Monthly
Date        Average Age        Default Amt        Default Rate        CDR (F-R)
      SDA Curve        SDA %
31-Jul-05        8.73        $251,494        0.06%        0.72%        0.17%
   411%
30-Jun-05        7.72        $0        0.00%        0.00%        0.15%        0%
31-May-05        6.73        $0        0.00%        0.00%        0.13%        0%
30-Apr-05        5.73        $0        0.00%        0.00%        0.11%        0%
31-Mar-05        4.73        $0        0.00%        0.00%        0.09%        0%

Averages:        6.73        $50,299        0.01%        0.14%        0.13%
  82%



Copyright 2005, The Murrayhill Company. All rights reserved.